SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: March 13, 2003

COLORADO MEDTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-12471	84-0731006

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 S. Francis St., Unit F, P.O. Box 819
Longmont, Colorado 80502-0819

(Address, including zip code, of principal executive offices)

(303) 530-2660

(Registrant’s telephone number,
including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-2.1 Agreement and Plan of Merger
EX-99.1 Press Release

Item 5. Other Events.

     On March 12, 2003, Colorado MEDtech, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, CIVCO Holding, Inc., a Delaware corporation controlled by KRG Capital Partners, LLC (the “Parent”), and CMT Mergerco, Inc, a Colorado corporation and a direct, wholly-owned subsidiary of the Parent (the “Merger Sub”). Pursuant to the Merger Agreement, the Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation. As a result of the Merger, the Company would become a wholly-owned subsidiary of the Parent. The transaction has been approved by the Boards of Directors of both the Company and the Parent. Pursuant to the Merger Agreement, the Parent will pay $62,500,000 in cash, plus cash on hand at the Company at closing, less certain liabilities of the Company. The Merger is expected to close by June 30, 2003. Consummation of the Merger is subject to certain conditions, including approval by the Company’s shareholders and certain other customary closing conditions.

     The foregoing description of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Merger Agreement, attached hereto as Exhibit 2.1, and incorporated herein by reference.

     Prior to the execution of the Merger Agreement, the Company’s Board of Directors resolved that (i) neither Parent nor Merger Sub shall be considered an “Acquiring Person” under the Rights Agreement dated as of January 14, 1999, as amended, between the Company and American Stock Transfer and Trust Inc. (the “Rights Agreement”) and (ii) no “Stock Acquisition Date”, “Distribution Date”, “Section 13 Event” (as such terms are defined in the Rights Agreement), or event triggering Section 11(a)(ii) of the Rights Agreement will occur as a result of the execution of the Merger Agreement or the consummation of the Merger and fulfillment of the conditions and transactions contemplated thereby.

     On March 13, 2003, the Company issued a press release announcing that the Company had entered into the Merger Agreement. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

No.	Description

2.1	Agreement and Plan of Merger dated March 12, 2003, by and among Colorado MEDtech, Inc., CIVCO Holding, Inc. and CMT Mergerco, Inc. As permitted by Item 601(b)(2), Exhibits and Schedules listed in the Agreement and Plan of Merger have been omitted, but will be provided to the Commission upon request.

99.1	Press Release of Colorado MEDtech, Inc., issued March 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 13th day of March, 2003.

COLORADO MEDTECH, INC

By:	/s/ Peter J. Jensen Peter J. Jensen Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated March 12, 2003, by and among Colorado MEDtech, Inc., CIVCO Holding, Inc. and CMT Mergerco, Inc. As permitted by Item 601(b)(2), Exhibits and Schedules listed in the Agreement and Plan of Merger have been omitted, but will be provided to the Commission upon request.

99.1	Press Release of Colorado MEDtech, Inc., issued March 13, 2003.